                               AMENDMENT NO. 1 TO

                     GENE EXPRESSION COLLABORATION AGREEMENT

         This Amendment No. 1 (this "AMENDMENT") entered into as of May 25, 2000 amends the Gene Expression Collaboration Agreement dated October 1, 1999 (the "AGREEMENT"), by and between Rosetta Inpharmatics, Inc., a corporation organized under the laws of the State of Delaware ("ROSETTA"), and Agilent Technologies, Inc., a corporation organized under the laws of the State of Delaware and formerly a division of Hewlett-Packard Company ("AGILENT").

                                    RECITALS

         A. Rosetta and Agilent entered into the Agreement pursuant to which Rosetta and Agilent agreed to collaborate to design, develop, manufacture, commercialize and use Collaborative Products (as defined in the Agreement).

         B. Rosetta and Agilent now agree to amend the Agreement in certain respects as hereinafter provided.

         C. Rosetta and Agilent agree that all other terms and conditions of the Agreement remain in full force and effect.

         In consideration of the mutual promises contained herein, the parties hereto agree as follows:

                                    AMENDMENT

1. TERMS. Capitalized terms in this Amendment shall have the same meaning as those in the Agreement, unless specifically defined in this Amendment. All section and paragraph references refer to sections or paragraphs, as applicable, in the Agreement. References to the term "Agreement" in the Agreement shall be deemed to include this Amendment.

2. INTERPRETATION. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms. To the extent there are any inconsistencies or ambiguities between this Amendment and the Agreement, the terms of this Amendment shall supersede the Agreement.

3. AMENDMENTS.

         a. The fourth and fifth sentences of Section 2.4(b) are hereby amended and restated in their entirety as follows:

                  "Agilent and Rosetta hereby agree to Agilent's licensing of the Rosetta Proposed Enhancements pursuant to the terms set forth in Section 2.6(a)(iv). In consideration therefor, Agilent shall pay to Rosetta, in accordance with Section 7.7 hereof, a royalty equal to [* * * ] of the Net Revenues associated with the Royalty Bearing Portion of the Pamela System."


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* MATERIAL HAS BEEN OMITTED PURSANT TO A REQUEST FOR CONFIDENTIAL TREATMENT,
    AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

         b. The first sentence of Section 7.6 is hereby amended and restated in its entirety as follows:

                  "Agilent will, subject to the next following sentence, establish prices for Collaboration Products offered by Agilent that reflect in good faith the fair market value of each such Collaboration Product, PROVIDED, HOWEVER, Agilent shall not offer to any customer a discount in excess of [* * * ] off of the Resolver list price without the prior written approval of Rosetta."

         c. Section 7.7 is hereby amended and restated in its entirety as follows:

                  "7.7 PAYMENTS AND REPORTS. Agilent shall make written reports (consistent with GAAP or such other policies and practices as required by the AFM) and royalty and revenue sharing payments (including payment of all amounts related to the sale or other disposition in TAP Sales or Commercial Sales of the Resolver Platform and maintenance and support contracts for the Resolver Platform as provided in Section 7.4(a) hereof) to Rosetta within thirty (30) days after the close of each Agilent fiscal quarter during the Term regardless of whether Agilent shall at such time under the AFM, GAAP or otherwise be able to book the entire amount of any such royalty or revenue sharing payment as income for such quarter, and regardless of any extended payment terms granted by Agilent in connection with the sale or other disposition of Collaboration Products. Such reports shall show for such fiscal quarter sales by Agilent, its Affiliates and sublicensees, if any, of Collaboration Products, details of the quantities of each Collaboration Product sold (including type and quantity of each category of Array), Net Revenues from sales of Collaboration Products on a product-by-product basis, trade discounts allowed and taken, and the revenue sharing and royalty amounts due to Rosetta thereon pursuant hereto. In the event Agilent shall be required under the AFM or GAAP to write off amounts owed, or refund amounts previously paid, to it as a result of performance issues related to Resolver, Agilent may during the period wherein Resolver Net Revenues are less than [* * *] deduct Rosetta's proportionate share of such amounts from payments required to be made to Rosetta pursuant to the first sentence of this
Section 7.7, PROVIDED, HOWEVER, the report accompanying such payment shall describe in reasonable detail the reasons for such deduction and the customer to which such deduction relates. In the event Rosetta shall have sold any Collaboration Product or received any revenue in connection with a sale of a Collaboration Product (other than pursuant to the immediately preceding sentence), Rosetta shall likewise deliver to Agilent a written report (consistent with GAAP) within thirty days (30) days after the close of each Rosetta fiscal quarter during which any such Collaboration Product was sold or revenue received by Rosetta and pay over to Agilent, concurrent with the delivery of such report, any amounts received by Rosetta in connection with such sale or which were otherwise received, net of the royalty or revenue sharing amounts otherwise due Rosetta in connection therewith."

         d. Section 7.10 is hereby amended to add the following sections:

            (f) In the event Agilent shall use Oligo Set Design Services provided by Rosetta for whatever purpose, Agilent shall, upon receipt of an invoice related thereto, reimburse Rosetta in an amount to be agreed prior to Rosetta's provision of such services, PROVIDED, HOWEVER, such amount shall

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* MATERIAL HAS BEEN OMITTED PURSANT TO A REQUEST FOR CONFIDENTIAL TREATMENT,
    AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                  in no event be less than the fully-burdened costs incurred by Rosetta in connection with the provision of such services.

            (g) In recognition of the revenue sharing and royalties specified in Exhibit L, Agilent and Rosetta affirm that, for the purpose of designing Arrays under this Agreement, Rosetta's Oligo Set Design Technology will be completely accessible and shared with Agilent and that Agilent's Pamela-Resident Set Design Technology will be completely accessible and shared with Rosetta.

            (h) Rosetta hereby acknowledges that it has reviewed the Supply Agreement and License between Agilent and OGT, dated as of the 6th of December, 1999, particularly those provisions relating to the supply of In Situ Arrays to OGT by Agilent and the licenses to Rosetta patents providing for the use of such Arrayers. Rosetta hereby acknowledges and consents to the terms of such license, and the Agreement is hereby amended to reflect such acknowledgement and consent.

         e. Section 13.8 is hereby amended and restated in its entirety as follows:

            "13.8 NOTICE. Any notice or other communication required or permitted to be given to either Party hereto shall be in writing and shall be deemed to have been properly given and to be effective on the date of delivery if delivered in person, by facsimile or by nationally recognized express courier, or effective fourteen (14) days after mailing by U.S. Postal Service, postage prepaid, as Registered or Express Mail, postage paid, to the other Party at the following address:

                  Rosetta:          Rosetta Inpharmatics, Inc.
                                    12040 - 115th Ave. NE
                                    Kirkland, WA  98034
                                    Attn.:  President

                                    with copy to:
                                    Venture Law Group
                                    4750 Carillon Point
                                    Kirkland, WA  98033
                                    Attn.:  Mark Handfelt

                  Agilent:          Agilent Technologies, Inc.
                                    3500 Deer Creek Road
                                    Palo Alto, CA  94304
                                    Attn.: General Manager, Bioscience Products

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* MATERIAL HAS BEEN OMITTED PURSANT TO A REQUEST FOR CONFIDENTIAL TREATMENT,
    AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                                    with copy to:
                                    Agilent Technologies, Inc.
                                    Agilent Legal Dept.
                                    3000 Hanover Street
                                    Palo Alto, CA  94304
                                    Attn.:  General Counsel


         f. EXHIBIT L is hereby amended and restated in its entirety as the attached EXHIBIT L.

                            [Signature page follows]







                                      -4-

* MATERIAL HAS BEEN OMITTED PURSANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

         IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first set forth above.

ROSETTA INPHARMATICS, INC.                  AGILENT TECHNOLOGIES, INC.

By: _________________________________       By: _______________________________

Name: _______________________________       Name:______________________________

Title: ______________________________       Title:_____________________________









                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                     GENE EXPRESSION COLLABORATION AGREEMENT

*Confidential treatment is requested for the language that has been underscored or marked. Such language has been deleted from the copy filed with the SEC.


* MATERIAL HAS BEEN OMITTED PURSANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.

                                    EXHIBIT L
                     ROYALTY-BEARING COLLABORATION PRODUCTS



-------------------------------------------------- ------------------------------------------ ---------------
PRODUCT                                            % ROYALTY RATE PAID ROSETTA BY AGILENT     STACKING
-------------------------------------------------- ------------------------------------------ ---------------
[* * *]                                            [* * *]                                    [* * *]
-------------------------------------------------- ------------------------------------------ ---------------
[* * *]                                            [* * *]                                    [* * *]
-------------------------------------------------- ------------------------------------------ ---------------


Revenue-Sharing Collaboration Products
-------------------------------------------- -------------------------------- -------------------------------
REVENUE SOURCE                               REVENUE SHARE % DUE AGILENT      REVENUE SHARE % DUE ROSETTA
-------------------------------------------- -------------------------------- -------------------------------
[* * *]                                      [* * *]                          [* * *]
-------------------------------------------- -------------------------------- -------------------------------
[* * *]                                      [* * *]                          [* * *]
-------------------------------------------- -------------------------------- -------------------------------
[* * *]                                      [* * *]                          [* * *]
-------------------------------------------- -------------------------------- -------------------------------
[* * *]                                      [* * *]                          [* * *]
-------------------------------------------- -------------------------------- -------------------------------



Collaboration Products
Subject to Neither Royalty nor Revenue Sharing
----------------------------------------------------- ------------------------------- -----------------------
Product                                               Royalty/Revenue Share           Royalty Stacking
----------------------------------------------------- ------------------------------- -----------------------
[* * *]                                               [* * *]                         [* * *]
----------------------------------------------------- ------------------------------- -----------------------
[* * *]                                               [* * *]                         [* * *]
----------------------------------------------------- ------------------------------- -----------------------



*Confidential treatment is requested for the language that has been underscored or marked. Such language has been deleted from the copy filed with the SEC.



* MATERIAL HAS BEEN OMITTED PURSANT TO A REQUEST FOR CONFIDENTIAL TREATMENT, AND SUCH MATERIAL HAS BEEN FILED SEPARATELY WITH THE SEC.